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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2000


   AMERICAN EXPRESS                             AMERICAN EXPRESS RECEIVABLES
   CENTURION BANK                                 FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

      Utah          11-2869526     333-91473       Delaware        13-3854638     333-91473
(State or Other       (I.R.S.     (Commission   (State or Other      (I.R.S.     (Commission
Jurisdiction of      Employer        File       Jurisdiction of      Employer       File
Incorporation or  Identification    Number)     Incorporation or  Identification   Number)
 Organization)        Number)                    Organization)       Number)

       6985 Union Park Center                      World Financial Center
        Midvale, Utah 84047                           200 Vesey Street
          (801) 565-5000                          New York, New York 10285
                                                       (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

               N/A                                       N/A
(Former Name or Former Address, if    (Former Name or Former Address, if Changed
   Changed Since Last Report)                     Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5.     On September 15, 2000, American Express Credit Account Master
            Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2000-5 Supplement, dated as of September 15, 2000.

            On September 15, 2000, American Express Credit Account Master Trust issued its $650,000,000 Class A Floating Rate Asset Backed Certificates, Series 2000-5 and $63,030,000 Class B Floating Rate Asset Backed Certificates, Series 2000-5 (the "Series 2000-5 Certificates"). The Series Supplement is attached hereto as Exhibit 4.1.

Item 6.     Not Applicable.

Item 7.     Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

      Exhibit 4.1 Series 2000-5 Supplement, dated as of September 15, 2000, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.

Item 8.     Not Applicable.

Item 9.     Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Centurion Bank,
                                          on behalf of the American Express
                                          Credit Account Master Trust

                                             By:    /s/ Maureen A. Ryan
                                                    ----------------------------
                                             Name:  Maureen A. Ryan
                                             Title: Assistant Treasurer


                                       2
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Receivables Financing
                                            Corporation II
                                          on behalf of the American Express
                                          Credit Account Master Trust

                                                By:    /s/ Leslie R. Scharfstein
                                                       -------------------------
                                                Name:  Leslie R. Scharfstein
                                                Title: President


                                       4
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                                  EXHIBIT INDEX

Exhibit                             Description
-------                             -----------

Exhibit 4.1 Series 2000-5 Supplement, dated as of September 15, 2000, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.


                                       5